UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2026

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11611 N. Meridian St, Suite 330

Carmel, IN 46032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

Stock Option Exchange

As previously disclosed, on June 10, 2026, the stockholders of Neuraxis, Inc. (the “Company”) approved the cancellation of 1,319,394 outstanding stock options previously granted under the Innovative Health Solutions, Inc. 2017 Stock Compensation Plan, as amended, and the issuance of an equivalent amount of restricted stock units (“RSUs”) under the NeurAxis, Inc. 2022 Omnibus Securities and Incentive Plan, as amended (the “2022 Plan”), to each affected option holder on a one-for-one basis in exchange for the cancellation of such options (the “Stock Option Exchange”). On July 24, 2026, the Stock Option Exchange went effective. As a result of the Stock Option Exchange, Brian Carrico, President and Chief Executive Officer of the Company, Adrian Miranda, Chief Medical Officer, Senior Vice President of Science and Technology of the Company, and Thomas Carrico, Chief Regulatory Officer, Compliance Officer and Privacy Officer of the Company, will receive 199,188, 199,106, and 193,678 RSUs, vesting immediately.

RSU Grants

On August 13, 2026, following the approval of the Compensation Committee of the Board of Directors (the “Compensation Committee”), the Company granted (i) 193,329 RSUs to Brian Carrico, (ii) 141,479 RSUs to Timothy Henrichs, Chief Financial Officer of the Company, (iii) 133,341 RSUs to Adrian Miranda, and (iv) 135,906 RSUs to Thomas Carrico, under the 2022 Plan. The RSUs vest in three equal annual installments over a three-year period.

Item 8.01 Other Events

On August 13, 2026, following the approval of the Compensation Committee, the Company granted one-time equity awards of a total of 127,120 shares of the Company’s common stock to the independent directors of the Company in recognition of their prior service on the Board. The awards were approved following a review conducted by an independent compensation consultant engaged by the Compensation Committee. Based on the results of the review, the Compensation Committee determined to grant the independent directors additional equity compensation to address historical compensation that was below applicable market levels.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2026	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer